UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2026
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
875 E. Wisconsin Avenue, Suite 800
Milwaukee, WI 53202
(Address of principal executive offices and zip code)
(414) 390-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	APAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 3, 2026, Artisan Partners Asset Management Inc. (the “Company”) issued a press release announcing the availability of certain consolidated financial and operating results for the three months and year ended December 31, 2025. Copies of the press release and the full earnings release are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.
The information furnished in this Item 2.02, including the exhibits incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 29, 2026, the Board appointed Ryan G. Von Hoff, who currently serves as the Company’s Vice President, Assistant Treasurer and Corporate Controller, as the Company’s Chief Accounting Officer and principal accounting officer.
Mr. Von Hoff, 41, has served as the Company’s Corporate Controller since July 2022, having previously served as Assistant Controller. Prior to joining Artisan Partners in July 2013, Mr. Von Hoff was an audit manager at Deloitte & Touche LLP. He is a Certified Public Accountant and a CFA Charterholder.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated February 3, 2026
99.2	Earnings Release of Artisan Partners Asset Management Inc. dated February 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.

Date: February 3, 2026

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer